EXHIBIT 10.(j)


                             OFFICE LEASE SUMMARY

                             BAILEY PARK AT BARRETT

THIS LEASE AGREEMENT (hereinafter referred to as the "Lease"), made and entered into on the 4th day of December, 2001, between SOUTHEAST OFFICE
PARTNERS, L.L.C., 26 (hereinafter called "Landlord") and CRYOMEDICAL SCIENCES, INC., a Delaware Corporation, (hereinafter called "Tenant");



                              W I T N E S S E T H:
                              --------------------

Summary of Lease:

     The following is a summary of certain portions of the Lease


     Landlord:                         Southeast Office Partners

     Landlord's Address:               c/o The Hawkins Company
                                       2303 Cumberland Parkway
                                       Suite 100
                                       Atlanta, Georgia 30339

     Tenant:                           Cryomedical Sciences, Inc., a Delaware Corporation

     Tenant's Address:
                                       -------------------------------------------------



     Suite Number:                     Building 200, Suite 270

     Lease Term:                       1 year and 0 month

     Commencement Date:                December 5, 2001

     Expiration Date:                  December 4, 2002

     Rental Rate:                      $8.00 per square foot - months 1-6
                                       $10.75 per square foot - months 7-12

     Base Rental:                      $27,840 per annum: $2,320 per month - months 1-6
                                       $37,410 per annum: $3,117.50 per month - months 7-12

     Area of Promises:                 3,480 square feet.

     Tenants Percentage of Phase:      1.753 percent.



     Security Deposit:                 $3,117.50

     Broker:                           Resource Real Estate Partners, L.L.C.

     Co-Broker:                        CTR Partners, L.L.P.


It is understood that the foregoing is intended as a summary of the Lease for convenience only and if there is a conflict between the above summary and any provisions of this Lease hereinafter set forth, the latter shall control.

                                 LEASE AGREEMENT
                                 ---------------

                             Bailey Park At Barrett

STATE OF GEORGIA

COUNTY OF COBB

THIS LEASE, made this 4th day December, 2001, by and between SOUTHEAST OFFICE PARTNERS, L.L.C., 26 (hereinafter called "Landlord") and CRYOMEDICAL SCIENCES, INC., a Delaware Corporation having its principal office located at

_______________________________________________   (hereinafter called "Tenant");

                                  W I T N E S S E T H:
                                  -------------------
1.       PREMISES
         --------

         In consideration of the rents, covenants, agreements, and stipulations set forth below, Landlord hereby leases to Tenant and Tenant hereby rents and leases from Landlord the following described space (hereinafter called "Premises"):

         Approximately 3,480 square feet located in Suite 270, 200 Building (hereinafter called "Building"), Bailey Park At Barrett, Building 200, Suite 270, 1000 Cobb Place Boulevard, Kennesaw, Georgia 30144, the Premises being more particularly shown and outlined on the plan attached hereto as Exhibit "A" and made a part hereof.

2.       TERM
         ----

         To have and to hold said Premises for a term of 1 years and 0 months commencing on the 1st day of December, 2001 (hereinafter called "Commencement Date") and ending at 6:00 p.m. on the 30th day of November, 2002 (hereinafter called "Term").

3.       RENTAL
         ------

         (a) Tenant shall pay to Southeast Office Partners, L.L.C., 26, 2303 Cumberland Parkway, Suite 100, Atlanta, Georgia 30339 or at such other place as Landlord may designate in writing, without notice, demand, deduction, or setoff, annual rental of ($32,625) (hereinafter called "Base Rental"), payable in monthly installments of $2,320 for months 1-6 and $3,117.50 for months 7-12 in advance on the first day of each calendar month during the Term, together with any rental adjustments as hereinafter provided. A pro rata monthly installment shall be due for the first and last month of the Term should the Term begin or end on other than the first or last day of the calendar month. The first installment of Base Rental shall be paid contemporaneously with the execution of this Lease.

         (b) If the Base Rental and any additional rental as hereinafter provided is not received by Landlord on or before the fifth
                (5th) day of the month for which such Base Rental and additional rental is due, Tenant shall pay a service charge equal to ten percent (10%) of the amount due for each thirty- (30-) day period that such amount remains unpaid (but in no event shall the amount of such service charge exceed the highest legally permissible rate chargeable at any time by Landlord under the circumstances). Should Tenant make a partial payment of past due amounts, the amount of such partial payment shall be applied first to reduce all accrued and unpaid service charges, in inverse order of their maturity, and then to reduce all other past due amounts, in inverse order of their maturity. Application and payment of said service charge shall be in addition to all other available remedies as hereinafter provided for the nonpayment of Base Rental and additional rental owed, and Landlord shall have available to it all such remedies.

4.       SECURITY DEPOSIT
         ----------------

         Upon execution of this Lease by Landlord and Tenant, Tenant shall deposit with Landlord the sum of Three Thousand One Hundred Seventeen and 50/100ths ($3,117.50) Dollars as a security deposit (hereinafter called the "Security Deposit"). Landlord shall hold the Security Deposit without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of Base Rental, an advance payment of any rental adjustment as provided herein, or a measure of the damages which would be suffered by Landlord in the case of a default by Tenant. Landlord may commingle the Security Deposit with Landlord's other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages or nonpayment of Base Rental, any rental adjustment as provided herein, any other sum provided herein to be paid by Tenant, or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant within thirty (30) days after such termination. If Landlord transfers its interest in the Premises during the Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.

5.       RENTAL ADJUSTMENT
         -----------------

         (a)    Intentionally Deleted.

         (b)    Intentionally Deleted.

6.       COMPLETION, DELIVERY, AND ACCEPTANCE OF PREMISES
         ------------------------------------------------

         (a)    Intentionally Deleted.

         (b)    Intentionally Deleted.

         (c)    Intentionally Deleted.

7.       USE OF PREMISES
         ---------------

         Tenant shall use and occupy the Premises for office purposes and for light assembly and testing of medical equipment and for no other purpose without Landlord's prior-written consent. Tenant's use of the Premises shall not violate any ordinance, law, order, or regulation of any government body, or the "Rules and Regulations" of Landlord, made a part hereof as Exhibit "D." Nor shall Tenant use the Premises in any manner that may vitiate the insurance, increase the rate of insurance on the Premises or Building, injure the Premises or Building, commit waste, or create a nuisance, trespass, menace, or disturbance of the quiet enjoyment of occupants of adjacent premises or buildings.

8.       QUIET ENJOYMENT
         ---------------

         Provided the Tenant pays the Base Rental, all rental adjustments and all other sums herein provided to be paid by Tenant, and performs all of Tenant's covenants and agreements herein contained, Tenant shall at all times during the Term peaceably and quietly enjoy the Premises without any disturbance from Landlord or from any other person, subject to the terms, provisions, covenants, agreements, and conditions of this Lease and to the Deeds to Secure Debt, Security Deeds, and other matters to which this Lease is subordinate and subject. This covenant and any and all covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of the Landlord's interest hereunder.

9.       COMMON AREA
         -----------

         (a) The term "Common Area" is defined for all purposes of this Lease as those areas and parts of Bailey Park At Barrett intended for the common use and/or benefit of all occupants of Bailey Park At Barrett, including among other facilities, parking areas, sidewalks, driveways, service areas, trash dumpsters, common loading areas, and landscaped areas. Tenant shall have access with all other tenants to these areas, and agrees not to interfere with the use and access of the Common Area by other occupants of the Building or other Bailey Park At Barrett facility.

         (b) Landlord shall maintain and keep clean the Common Area, and shall be responsible for the operation, management, and maintenance of the Common Area, the manner and expenditures thereof to be in the sole discretion of Landlord. Tenant agrees to pay its proportionate share of the costs of Common Area Maintenance and operation (hereinafter called "CAM"), including, but not limited to, those expenses incurred for water, sewer, landscape maintenance, general maintenance and services, lighting, painting, cleaning, policing, inspecting, repair and replacement, management fees, together with a reasonable allowance for overhead and depreciation of necessary equipment.

         (c) Tenant's proportionate share of the CAM costs shall be computed by the ratio that the square footage of the Premises, indicated in Paragraph 1 hereof, bears to 197,987 square feet, the total square footage of the office-service facilities of Bailey Park At Barrett. Tenant shall pay to Landlord as additional rental each year an "Estimated CAM Charge," payable in advance in equal monthly installments, beginning on the first day of the Term. The Estimated CAM Charge each year shall be based upon Landlord's reasonable estimate of the CAM costs for such year. The Estimated CAM Charge for the first calendar year in which the Term begins shall be $1.10 per square foot. Within ninety (90) days following the close of each calendar year during the Term, or any renewal or extension thereof, or as soon thereafter as practicable, Landlord shall furnish to Tenant a "CAM Statement," detailing the actual CAM costs for the preceding year, Tenant's proportionate share thereof, and the Estimated CAM Charge for which Tenant shall be responsible during the then-current calendar year. At such time, a lump-sum payment shall be made by one party to the other, as appropriate, consisting of any difference between Tenant's proportionate share of the actual CAM costs for the preceding year and the Estimated CAM Charge paid by Tenant for such year, plus any appropriate adjustment for the period of time between the close of the preceding calendar year and the date of said CAM Statement.

10.      SERVICES AND UTILITIES
         ----------------------

         (a) Tenant shall be solely responsible and shall pay for all janitorial services, gas, electricity, fuel, light, heat, power, and other utility services for the Premises, or used by Tenant in connection therewith. If Tenant does not pay the utility charges in a timely manner, Landlord may pay the same, and the costs for such payment shall be added to the rental of the Premises. Tenant shall not conduct any operation nor install any equipment which may exceed or overburden the capacity of any utility facilities serving the Premises. Should any of Tenant's operations or equipment require additional utility facilities, the same shall be installed by Tenant at Tenant's expense in accordance with plans and specifications approved in advance and in writing by Landlord.

         (b) Landlord shall contract for or otherwise provide water and sewer services to the Premises. If, in the sole judgment of Landlord, Tenant's use of the water and sewer overburdens the facilities of the same or is disproportionate to the use of said services by other occupants of the Building, Landlord may require that Tenant, at its sole expense, provide additional Landlord-approved service facilities and/or adjust Tenant's proportionate share of the CAM costs accordingly.

         (c) Landlord reserves the right to stop the supply of water, sewer, electrical current, gas, and other services without incurring any liability to Tenant, where necessary by reason of accident, breakdown, defect, or emergency, or for repairs, alterations, replacements, or improvements which in the judgment of Landlord are desirable or necessary, or when prevented from supplying such services by strikes, lockouts, difficulty of obtaining materials, accidents, or bylaws, orders, or inability by exercise of reasonable diligence to obtain said services. No diminution or abatement of rent, damages for failure to furnish such services, or other compensation shall be claimed by Tenant as a result of, nor shall this Lease or any of the obligations of Tenant be affected or reduced by reason of, any such interruption, curtailment, cessation, or suspension.

11.      HVAC EQUIPMENT MAINTENANCE
         --------------------------

         Tenant shall obtain upon occupancy and keep current and in force during the Term, or any extension, or renewal thereof a contract, in a form and with a dealer-authorized contractor acceptable to Landlord, providing for the service and maintenance of the heating, ventilating, and air-conditioning ("HVAC") equipment serving the Premises. The contract shall at a minimum provide for an inspection, necessary repairs, filter, and lubrication service each calendar quarter and tune-up service each spring and fall season. Said contract shall provide that it shall not be canceled by either Tenant or contractor except upon thirty (30) days' prior-written notice to Landlord. A copy of the contract shall be delivered to Landlord upon the commencement of the Term, as shall any modification, extension, renewal, cancellation, or replacement within ten (10) days thereof. Landlord warrants that all HVAC equipment is in good working order at lease commencement.

12.      REPAIR, MAINTENANCE, AND ALTERATION OF PREMISES
         -----------------------------------------------

         (a) Landlord shall keep the foundation, roof, and exterior walls of the Premises (except windows, doors, door closure devices, window and door frames, molding, locks, and hardware) in good repair, except that Landlord shall not be required to make any repairs occasioned by the act or negligence of Tenant, its agents, employees, sublessees, invitees, and/or licensees. In the event the Premises should become in need of repairs which are required to be made by Landlord hereunder, Tenant shall give immediate written notice of such to Landlord, and Landlord shall have a reasonable time after the delivery of said notice to make such repair.

         (b) Tenant agrees throughout the Term, any extension, or renewal thereof, to keep and maintain, at Tenant's sole cost and expense, the Premises and all fixtures and equipment therein, including all plumbing, heating, air conditioning, electrical, gas, water, sewer and like fixtures and equipment, and also including the Premises' window glass, service doors, entrance and personnel doors, door frames, locks, and hardware, interior ceilings, walls, floors, and all authorized signs visible from outside the Premises in good repair, order, and condition, making all repairs and replacements thereto as may be desired or required; all repairs and replacements to be of the same or better quality, design, and class as the original work and equipment. If any repairs required to be made by Tenant hereunder are not made within ten (10) days after written notice is delivered to Tenant by Landlord, Landlord may at its option make such repairs without liability to Tenant for loss or damage which may result to Tenant's equipment, fixtures, inventory, or business by reason of such repairs, and Tenant shall pay to Landlord upon demand as additional rental hereunder the cost of such repairs, plus interest at the rate of one and one-half (1-1/2%) percent per month from the date of payment by Landlord until repaid by Tenant.

         (c) Tenant shall not make any alterations, additions, repairs, improvements, or installations to the Premises without the prior-written consent of Landlord. All alterations, additions, repairs, improvements, installations, equipment, and fixtures, by whomever installed or erected, except such business trade fixtures belonging to Tenant as can be removed without damage to or leaving incomplete the Premises or Building, shall remain upon and be surrendered with the Premises and become the property of Landlord, at its option, at the termination of this Lease. Any floor tile, carpeting, or other floor covering shall, at Landlord's option, become its property without credit or compensation to Tenant. Landlord, however, reserves the right to require Tenant to remove any improvements or additions made to the Premises by Tenant, who further agrees to do so prior to the expiration of the Term or within thirty (30) days after notice from Landlord, whichever shall be later, provided Landlord gives such notice no later than thirty (30) days after the expiration of Tenant's occupancy of the Premises.

         (d) No later than the last day of the Term, Tenant will remove all Tenant's personal property and repair all injury done by or in connection with the installation or removal of said property and surrender Premises, together with all keys to Premises, in as good condition as existed at the beginning of the Term, reasonable wear alone excepted. All property of Tenant remaining on Premises after the expiration of the Term shall be deemed conclusively abandoned and may be removed by Landlord, and Tenant shall reimburse Landlord for the cost of removing the same, subject however, to Landlord's right to require Tenant to remove any improvements or additions made to Premises by Tenant pursuant to preceding Subparagraph (c).

         (e) All construction work done by Tenant within the Premises shall be performed in good and workmanlike manner, performed only by contractors or workmen approved by Landlord, in compliance with all governmental requirements, and in such a manner as to cause a minimum of interference with other construction in progress in the Building or with any other occupants in the Building or other Bailey Park At Barrett facility. Tenant agrees to indemnify and hold harmless Landlord against any loss, liability, or damage resulting from such work, and Tenant shall, if requested by Landlord, furnish a bond or other security satisfactory to Landlord against any such loss, liability, or damage. Tenant shall notify Landlord in writing five (5) days prior to employing any contractor or workman to perform work resulting in any alteration or addition to the Premises, and Landlord must first approve in writing all plans and specifications prepared in connection with such work.

         (f) Tenant shall not suffer or permit any materialmen's, mechanics', artisans', or other liens to be filed or placed or exist against the land or Building of which the Premises are a part, or Tenant's interest in Premises by reason of work, services, or materials supplied or claimed to have been supplied to Tenant, or anyone holding the Premises or any part thereof through or under the Tenant, and nothing contained in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, expressed or implied, to any contractor, subcontractor, laborer, or materialman for the performance of any labor or the furnishing of any materials for any improvements, alterations, or repairs of or to the Premises or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishings of any materials that would give rise to the filing of a materialmen's, mechanics', or other lien against the Premises. If any such lien should at any time be filed, Tenant shall cause the same to be discharged of record within fifteen (15) days after the date of filing the same. If Tenant fails to so discharge such lien, then, in addition to any other right or remedy available to Landlord, Landlord may, but shall not be obligated to, discharge the same either by paying the amount claimed, or by procuring the discharge of such lien by a deposit in court, or by posting a bond. Any amount paid by Landlord for any of the aforesaid purposes, or for the satisfaction of any other lien not caused by Landlord, and all reasonable expenses of Landlord in defending any such action or in procuring the discharge of such lien, shall be deemed additional rental hereunder, and shall be repaid by Tenant to Landlord on demand.

13.      REAL ESTATE TAX AND INSURANCE INCREASE
         --------------------------------------

         (a) If Tenant occupies the Premises beyond the original Lease Term Tenant agrees to pay to Landlord Tenant's proportionate share of the amount, if any, by which the total of all real estate taxes and costs of insurance attributable to Bailey Park At Barret's office-service buildings and property for each calendar year exceeds the "Base Amount," (herein defined as being the 2001 actual amount per square foot contained in Bailey Park At Barrett's office-service facilities). Tenant's proportionate share of any such real estate tax and insurance increase shall be computed by the ratio that the square footage of the Premises, indicated in Paragraph 1 hereof, bears to 197,987, the total square footage of all completed office-service facilities in Bailey Park At Barrett.

         (b) As used in this Paragraph "real estate taxes" shall mean all real estate taxes and assessments levied against, in respect to, or attributable to Bailey Park At Barrett office-service buildings and property, or any other tax levied against Landlord as a substitution for, or in lieu of, any tax which would otherwise constitute a real estate tax or a specific tax on rentals from the buildings, plus the cost, including attorneys' and appraisers' fees, of any negotiation, contest, or appeal pursued by Landlord in an effort to reduce the tax or assessment on which any tax provided for in this Paragraph is based.

         (c) As used in this Paragraph, "insurance" shall mean all hazard, public liability, and property damage insurance attributable to Bailey Park At Barrett procured by Landlord in its sole and reasonable discretion.

         (d) Tenant shall pay to Landlord as additional rental each year following the first calendar year in which the Term begins an "Estimated Tax and Insurance Increase," payable in equal monthly installments in advance. The Estimated Tax and Insurance Increase each year shall be based upon Landlord's reasonable estimate of any increases in real estate taxes and insurance costs for such year over the Base Amount. As soon as practicable following the close of each calendar year during the Term, or any renewal, or extension thereof beginning after the first calendar year during the Term, Landlord shall furnish to Tenant a "Tax and Insurance Statement," detailing actual real estate taxes and insurance costs for the preceding year, Tenant's proportionate share of any increases over the Base Amount, and the Estimated Tax and Insurance Increase for which Tenant shall be responsible during the then-current calendar year. At such time, a lump-sum payment shall be made by one party to the other, as appropriate, to consist of any difference between Tenant's proportionate share of actual real estate tax and insurance costs in excess of the Base Amount and the Estimated Tax and Insurance Increase paid for the preceding calendar year, plus any appropriate adjustment for the period of time between the close of the preceding calendar year and the date of the Tax and Insurance Statement. For the purpose of the first Tax and Insurance Statement issued following the close of the first calendar year during the Term, the Base Amount shall be treated as the "Estimated Tax and Insurance Increase paid for the preceding calendar year."

14.      OTHER TAXES
         -----------

         Tenant shall be liable for and shall pay before delinquency any and all taxes, assessments, fees, or public charges assessed against, imposed, or levied upon the trade fixtures, furnishings, equipment, and all other personal property contained in the Premises. If any such taxes or charges are levied against Landlord or Landlord's property, and if Landlord elects to pay the same, or if the assessed value of Landlord's property is increased by the inclusion of personal property contained in the Premises and Landlord elects to pay the taxes or charges based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes or charges for which Tenant is responsible hereunder.

15.      INSURANCE, WAIVER OF SUBROGATION, INDEMNITY AND MUTUAL RELEASE
         --------------------------------------------------------------

         (a) Landlord shall maintain during the Term, any extension, or renewal thereof fire and extended coverage insurance on the Building in an amount sufficient to repair or replace the Building in case of damage or destruction from perils normally covered by standard insurance.

         (b) Tenant shall carry and maintain at all times during the Term, any extension or renewal thereof, fire and extended coverage insurance with a carrier satisfactory to Landlord insuring Tenant's interest in Tenant's improvements, fixtures, and equipment in the Premises to the extent of at least eighty (80%) percent of their insurable value. The proceeds from such insurance policy or policies shall first be used for the repair or replacement of the above insured items, and Landlord shall sign all documents necessary or proper in connection with the settlement of any claim or loss by Tenant. Tenant shall carry and maintain at all times during the Term, or any extension or renewal thereof, comprehensive public liability insurance for the benefit of Tenant and Landlord jointly against liability from bodily injury and property damage with a carrier satisfactory to Landlord in an amount of not less than $ 1,000,000.00 combined single limit per occurrence for bodily injury, death, or property damage. Prior to occupancy of the Premises, Tenant shall deliver to Landlord the policy or policies of such insurance, or a certificate, or certificates thereof, as well as any modification, extension, renewal, cancellation, or replacement at least ten (10) days prior to such modification, extension, renewal, cancellation, or replacement. The instruments shall evidence that such insurance is in force, that said insurance will not be canceled without thirty (30) days' prior notice to Landlord by the carrier, and that the carrier waives all rights to recovery by way of subrogation against Landlord.

         (c) If Landlord's property insurance premiums on the Building are increased due to Tenant's use of the Premises, Tenant shall pay such increase as additional rental.

         (d) Tenant hereby agrees to indemnify, defend, and hold Landlord harmless against all claims for damages to persons or property by reason of the use or occupancy of the Premises.

         (e) Landlord and Tenant mutually release the other from all liability or responsibility for any loss, injury, or damage covered or normally covered by insurance, unless caused by proven affirmative acts of negligence by the other party, or by one for whom such party may be responsible.

16.      DESTRUCTION OR DAMAGE TO PREMISES
         ---------------------------------

         If during the Term, or any extension or renewal thereof, the Premises or Building suffer a "Major Casualty" (as that term is hereinafter defined) by storm, fire, earthquake, or other casualty, the Lease, at the option of either party exercised by giving written notice to the other within thirty (30) days of such destruction or damage, shall terminate as of the date of such Major Casualty, and rental shall be accounted for as between Landlord and Tenant as of that date. As used herein, "Major Casualty" shall mean destruction or damage to the Premises or Building which, in Landlord's reasonable estimation, cannot be restored within one hundred twenty (120) days of such destruction or damage. If the Premises or Building suffer a Major Casualty, and neither party elects to terminate this Lease, Landlord shall use its best efforts to restore the Premises or Building as promptly as practicable, subject to delays due to circumstances beyond Landlord's reasonable control. If the Premises or Building suffer a "Minor Casualty" (defined herein as destruction or damage by storm, fire, earthquake, or other casualty which, in Landlord's reasonable estimation, can be restored within one hundred twenty [120] days of such destruction or damage), Landlord shall use its best efforts to restore the Premises or Building as promptly as practicable, subject to delays due to circumstances beyond Landlord's reasonable control. All rentals shall abate from the date upon which said Major or Minor Casualty occurred until the Premises or Building are substantially restored, and the Term shall be extended by the extent of such abatement. If the Premises or Building are damaged by any such casualty, whether Major or Minor, when there are twelve (12) months or less remaining in the Term, Landlord may, at its option, terminate this Lease upon written notice to Tenant given within thirty (30) days after such destruction or damage, and rental shall be accounted for as between Landlord and Tenant as of the date of such destruction or damage. In no event shall rental abate if damage or destruction to the Premises or Building is the result of negligence of Tenant, its agents, or employees.

17.      EMINENT DOMAIN
         --------------

         If the Premises, any substantial part thereof, the land on which the Building stands, or any estate therein shall be taken by any competent authority under the power of eminent domain, or is conveyed or leased in lieu of such taking, or is acquired for any public or quasi-public use or purpose, the Term of this Lease shall terminate upon the date when the possession of said Premises or the part thereof so taken, is taken, conveyed, or leased, without apportionment of the award, and Tenant shall have no claim against Landlord for the value of any unexpired Term. If any condemnation proceedings shall be instituted in which it is sought to take or damage any part of the Building or the land under it or contiguous thereto, or if the grade of any street or alley adjacent to the Building is changed by any competent authority, and such change of grade makes it necessary or desirable to remodel the Building to conform to the changed grade, Landlord shall have the right to cancel this Lease after having given written notice of cancellation to Tenant not less than ninety (90) days prior to the date of condemnation designated in the notice. In either of said events, rent at the then-current rate shall be apportioned as of the date of the termination. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation, and the Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by the taking or the change of grade. Nothing in this Paragraph shall preclude an award being made to Tenant by the condemning authority for loss of business, or depreciation to, and cost of removal of, equipment or fixtures.

18.      SUBORDINATION
         -------------

         This Lease and all rights of Tenant hereunder shall be subject and subordinate to: (a) any Deeds to Secure Debt, Security Deeds, or similar security instruments (hereinafter collectively called the "Security Instrument") which do now or may hereafter affect the Premises or the Building or both (and which may also affect other property); and (b) any and all increases, renewals, modifications, consolidations, replacements, and extensions of any Security Instrument. This provision is hereby declared by Landlord and Tenant to be self-operative and no other instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge, and deliver to Landlord any and all instruments and certificates that may be necessary or proper to more effectively subordinate this Lease and all rights of Tenant hereunder to any Security Instrument or to confirm or evidence such subordination. In the event Tenant shall fail or neglect to execute, acknowledge, and deliver any such subordination agreement or certificate, Landlord, in addition to any other remedies it may have, may, as the agent and attorney-in-fact of Tenant, execute, acknowledge, and deliver the same. Tenant hereby irrevocably nominates, constitutes, and appoints Landlord as Tenant's proper and legal agent and attorney-in-fact for such purposes. Such power of attorney is coupled with an interest and shall not terminate on disability of the principal. Tenant covenants and agrees, in the event any proceedings are brought for the foreclosure of any Security Instrument or if either the Premises or the Building or both are sold pursuant to any Security Instrument, to attorn to the purchaser upon any such sale if so requested by such purchaser and to recognize such purchaser as the Landlord under this Lease. Tenant agrees to execute and deliver at any time and from time to time upon the request of Landlord or any holder or holders of any of the indebtedness or other obligations secured by any Security Instrument, any certificate or instrument which, in the sole judgment of Landlord or of such holder or holders, may be necessary or appropriate to evidence such attornment. Tenant hereby irrevocably appoints Landlord and the holder or holders of the indebtedness or other obligations secured by any Security Instrument, jointly and severally, as the agent and attorney-in-fact of Tenant, to execute and deliver for and on behalf of Tenant any such instrument or certificate. Such power of attorney is coupled with an interest and shall not terminate on disability of the principal. This Lease and all rights of Tenant hereunder are further subject and subordinate, to the extent that the same relate to the Building or the Premises, to: (a) all ground or underlying leases in existence as of the date hereof or which may relate to the Building or the Premises in the future, and to any and all supplements, modifications, and extensions thereof, (b) all applicable ordinances of Cobb County, Georgia, relating to easements, franchises, and other interests or rights upon, across, or appurtenant to the Premises or the Building; and (c) all utility easements and agreements.

19.      ESTOPPEL CERTIFICATES
         ---------------------

          Tenant shall, at any time and from time to time, within ten (10) days after receipt of a written request from Landlord, execute, acknowledge, and deliver to Landlord or such other persons or entities as Landlord may request, a statement in a form reasonably satisfactory to Landlord, executed by Tenant, certifying: (a) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and setting forth such modifications); (b) the date or dates to which the Base Rental has been paid; (c) the Commencement Date; (d) the anticipated termination date of this Lease; (e) that no default exists under this Lease (or the existence of any known defaults, the particulars of such defaults and the action or actions required to remedy such defaults); (f) the existence of any setoffs against or defenses to the enforcement of the terms and conditions of this Lease, and the particulars of any such setoffs or defenses; and (g) any other information which Landlord may reasonably request. It is intended that any such statement by Tenant may be relied upon by any prospective purchaser or mortgagee of the Premises or the Building or both, or any assignee, sublessee, governmental authority, or public agency.

20.       ABANDONMENT
          ------------

         (a)    Tenant agrees not to abandon the Premises during the Term.

         (b) Tenant agrees to remove from the Premises all equipment, merchandise, and personal property owned, used, or possessed by Tenant or any other person or entity (hereinafter collectively called the "Personal Property") upon vacating the Premises. If any Personal Property remains on the Premises after Tenant vacates the Premises, Landlord may provide Tenant with written notice stating that such Personal Property remains on the Premises (but Landlord shall be under no obligation to itemize such Personal Property). If Tenant has not removed such Personal Property within three (3) days after such notice, such Personal Property shall be conclusively deemed abandoned, notwithstanding that title to or a Security Interest in such Personal Property, may be held by an individual or entity other than Tenant, and Landlord may dispose of such Personal Property in any manner it deems proper, in its sole discretion. Tenant hereby waives and releases any claim against Landlord arising out of the removal and disposition of such Personal Property and waives and releases any claim to the Personal Property. Tenant shall indemnify, defend, and hold Landlord harmless for any costs, expenses, or fees incurred by Landlord in connection with the removal and disposition of such Personal Property.

21.      ASSIGNMENT AND SUBLETTING
         -------------------------

         (a) Tenant shall not, without Landlord's prior-written consent, assign this Lease or any interest hereunder, or sublet the Premises or any part thereof, or permit the use of the Premises by any party other than Tenant. In the case of a requested sublease Landlord's consent shall not be unreasonably withheld, conditioned or delayed. If Tenant desires to assign or sublet all or a part of the Premises, Landlord shall have the option to reacquire all or that portion of the Premises which Tenant desires to assign or sublet, or to lease all or that part of Premises which Tenant desires to assign or sublet directly to Tenants proposed assignee or subtenant. If Tenant desires to assign or sublet all or a part of the Premises, Tenant must give Landlord a minimum of fifteen (15) days prior-written notice of such desire, which notice must set forth all relevant details concerning any proposed assignment or sublease, during which time Landlord shall have the right to determine whether it wishes to reacquire all or that part of the Premises which Tenant desires to assign or sublet, or to lease directly to Tenant's proposed assignee or subtenant, or consent to such assignment or sublet.

         (b) Assignees or subtenants shall become directly liable to Landlord for all obligations of Tenant hereunder, without relieving Tenants liability. If Landlord exercises either of its options to reacquire all or that portion of the Premises which Tenant desires to assign or sublet, or to lease directly to Tenant's proposed assignee or subtenant, Tenant shall be released from all liability with respect to the portion of the Premises so reacquired or leased by Landlord. If consent is once given by Landlord to any assignment or sublease, such consent shall not operate to destroy or waive the necessity of Landlord's consent to any subsequent assignment or sublease, or of Landlord's right to reacquire all or part of the Premises, or to lease directly to Tenant's proposed assignee or subtenant in conjunction therewith.

         (c) Any person or entity to which this Lease is assigned pursuant to the provisions of the United States Bankruptcy Code shall be deemed to have assumed all of the obligations of Tenant arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

         (d) If this Lease is assigned to any person or entity pursuant to the provisions hereof or the provisions of the United States Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with any such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord, and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the United States Bankruptcy Code. Any and all sums or other consideration constituting Landlord's property under this Paragraph, but which are not paid or delivered to Landlord, shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

22.      LANDLORD'S ENTRY
         ----------------

         Landlord or Landlord's agent may enter the Premises at reasonable hours to show the Premises to mortgages, prospective purchasers or tenants, or to inspect Premises, or to make repairs required of Landlord under the terms hereof, or repairs to adjoining space within the Building. During the last sixty (60) days of this Lease, Landlord may display a "For Rent" sign on the Premises.

23.      HOLDING OVER
         ------------

         Should Tenant or any of its successors in interest continue to hold the Premises after termination of this Lease, whether such termination occurs by lapse of time or otherwise, such holding over shall constitute and be construed as a tenancy from month-to-month only, at a monthly rental equal to twice the monthly rent (including Base Rental and adjusted rental) provided herein at the time of such termination. During such time as Tenant shall continue to hold the Premises after the termination hereof, Tenant shall be regarded as a Tenant from month-to-month; subject, however, to all the terms, provisions, covenants, and agreements on the part of the Tenant hereunder. No payments of money by Tenant to Landlord after the termination of this Lease shall reinstate, continue, or extend the Term and no extension of this Lease after the termination hereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant. Tenant shall be liable to Landlord for all damage which Landlord shall suffer by reason of Tenant's holding over and Tenant shall indemnify Landlord against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises to such other tenant or prospective tenant.

24.      EARLY TERMINATION
         -----------------

         No termination of this Lease or the prosecution of a civil action by Landlord to obtain a writ of possession to dispossess Tenant prior to the normal ending thereof by the lapse of time or otherwise shall affect Landlord's right to collect rent and other charges due, by acceleration, or otherwise as provided hereunder.

25.      DEFAULT
         -------

         (a) If Tenant defaults by failing to pay rental or other charges within five (5) days after the date due hereunder, or if Tenant defaults in performing any other of Tenant's obligations hereunder, and fails to cure such default within thirty (30) days after written notice from Landlord; or if Tenant files for or is adjudicated a bankrupt; or if a permanent receiver is appointed for Tenant's property, including Tenant's interest in the Premises, and such receiver is not removed within sixty (60) days after written notice from Landlord to Tenant to obtain such removal; or if, whether voluntarily or involuntarily, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent of any part thereof is or is proposed to be reduced, or payment thereof deferred; or if Tenant makes an assignment for the benefit of its creditors; or if the Premises or Tenant's effects or interest therein should be levied upon or attached under process against Tenant, and is not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof-, then, and in any of said events, all rental and other charges then due or reserved herein shall immediately be due and payable by Tenant.

         (b) Upon the occurrence of any of the events described in Paragraph 25(a) above, Landlord shall have the right at its election, then or at any time thereafter, to pursue any one or more of the following remedies: (i) terminate this Lease by giving written notice thereof to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord and, if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rental or other charges, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying said Premises, or any part thereof, by force, if necessary, without being liable for prosecution or any claim of damages therefor, and Tenant hereby agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise; (ii) enter upon and take possession of the Premises and expel or remove Tenant or any other person who may be occupying said Premises, or any part thereof, by force, if necessary, without having any civil or criminal liability therefor and, without terminating this Lease; and (iii) Landlord may (but shall be under no obligation to) relet the Premises or any part thereof for the account of Tenant, in the name of Tenant or Landlord or otherwise, without notice to Tenant, for such term or terms (which may be greater or less than the period which would otherwise have constituted the balance of the term of this Lease) and on such conditions and for such uses as Landlord in its absolute discretion may determine and Landlord may collect and receive any rents payable by reason of such reletting, and Tenant agrees to pay Landlord on demand all reasonable expenses necessary to relet the Premises. After Landlord elects to pursue any of its remedies under this Paragraph 25, Tenant shall have no right to cure its default hereunder by tendering payment of rental.

         (c) The reentry or taking possession of the Premises by Landlord or the prosecution of a civil action by Landlord to obtain a writ of possession to dispossess Tenant shall not be construed as an election on Landlord's part to terminate this Lease unless a written notice of such termination is given to Tenant, and in all such events Tenant shall remain liable to Landlord for all rental and other charges reserved hereunder. Upon any reletting of the Premises by Landlord, Tenant shall be liable to Landlord for the deficiency, if any, between all rent reserved hereunder and the total rental applicable to the term obtained by Landlord in reletting the Premises, and for Landlord's expenses in restoring the Premises, and all costs incident to reletting.

         (d) Should any dispute arising under or out of the terms of this Lease result in litigation, Tenant hereby waives any and all rights to a jury trial in connection with such litigation. Tenant further waives any and all right to remain in possession of the Premises during such litigation and/or any appeals resulting therefrom. Tenant hereby agrees that this Lease or a copy thereof may be made part of the record in any such litigation.

26.      BANKRUPTCY
         ----------

         Neither this Lease, nor any interest herein, nor any estate hereby created shall pass to any trustee or receiver in bankruptcy or to any other receiver or assignee for the benefit of creditors by operation of law during the Term, or any renewal, or extension thereof.

27.      LATE PAYMENT, ATTORNEYS' FEES, AND HOMESTEAD
         --------------------------------------------

         Any amounts payable hereunder by Tenant to Landlord which are not paid on or before the date due shall bear interest at the rate of one and one-half (1-1/2%) percent per month from said due date. If any rent owing under this Lease is collected by or through an attorney-at-law, Tenant agrees to pay and amount equal to fifteen (15%) percent thereof as attorneys' fees. Tenant waives all homestead rights and exemptions which he may have under any law as against any obligation owing under this Lease, and hereby assigns to Landlord his homestead rights and exemptions.

28.      NO ESTATE IN LAND
         -----------------

         It is understood and agreed that Tenant has only a usufruct under this Lease, not subject to levy and sale, and that no estate shall pass out of Landlord to Tenant hereunder, Tenant's rights to the use of the Premises being solely contractual.

29.      REMEDIES CUMULATIVE
         -------------------

         The rights given herein are in addition to any rights that may be given by any statute or otherwise.

30.      LANDLORD'S LIABILITY
         --------------------

         Landlord shall have no liability or obligation to Tenant with respect to this Lease except insofar as Landlord may have any right, title, or interest in and to the real property or Premises which are the subject matter hereof

31.      NOTICE
         ------

         (a) Any notice by either party to the other shall be valid only if in writing, and shall be deemed to be duly given only if delivered personally or sent by registered or certified mail, return receipt requested, addressed: (i) if to Tenant, at the Building; and (ii) if to Landlord, at Landlord's address set forth in Paragraph 3 hereof, or at such other address for either party as that party may designate by written notice to the other. Any notice sent as hereinabove provided shall be deemed given or delivered: (i) upon receipt if personally delivered (provided that such delivery is confirmed by the courier delivery service); or (ii) if sent by United States Mail on the date appearing on the return receipt therefor, or if there is no date on such return receipt, the receipt date shall be presumed to be the postmark date appearing on such return receipt.

         (b) Tenant hereby appoints as its agent to receive service of all dispossessory, distraint, or other proceedings, any person employed by Tenant or acting as Tenant's agent and occupying the Premises; and if there is no such person occupying same, then such service may be made by attachment thereof on the main entrance of the Premises.

32.      PARAGRAPH CAPTIONS
         ------------------

         The paragraph captions in this Lease are included for convenience only, and shall not be taken into consideration in any construction or interpretation of this Lease or any of its provisions.

33.      GENDER
         ------

         The parties "Landlord," "Tenant," and "Agent" and pronouns relating thereto, as used herein, shall include male, female, singular and plural, corporation, partnership, or individual, as may fit the particular parties.

34.      TENANT CORPORATION, PARTNERSHIP, OR INDIVIDUAL
         ----------------------------------------------

         If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant, warrant, and represent that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in Georgia, that the corporation has full right and authority to enter into this Lease, and that each and all persons signing on behalf of the corporation were authorized to do so. Upon Landlord's request, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord confirming the foregoing covenants and warranties. If Tenant executes this Lease as a partnership, Tenant does hereby covenant, warrant, and represent that all the persons who are general or managing partners in said partnership have executed this Lease on behalf of Tenant, or that this Lease has been executed and delivered pursuant to and in conformity with a valid and effective authorization therefor, by all of the general or managing partners of such partnership, and is and constitutes the valid and binding agreement of the partnership and each and every partner therein in accordance with its terms. Also, it is agreed that each and every present and future partner of Tenant shall be and shall remain at all times jointly and severally liable hereunder, and that the death, resignation, or withdrawal of any partner shall not release the liability of such partner under the terms of this Lease unless and until Landlord consents in writing to such release. If Tenant executes this Lease as an individual, Tenant does hereby covenant, warrant and represent that his legal residence address is set forth below his signature on this Lease.

35.      HEIRS AND ASSIGNS
         -----------------

         The provisions of this Lease shall bind and inure to the benefit of Landlord, Tenant, Agent, and their respective successors, heirs, legal representatives, and, where permitted, assigns; it being understood that the term "Landlord," as used in this Lease, means only the owner of the land and Building of which Premises are a part, so that in the event of any sale or sales of said property or of any lease thereof, the Landlord named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder accruing thereafter; and it shall be deemed without further agreement that the purchaser or the lessee, as the case may be, has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder during the period such party has ownership or leasehold rights of die land and Building. Should the land and the entire Building be severed as to ownership by sale and/or lease, then the owner of the entire Building or tenant of the entire Building who has the right to lease space in the Building to others shall be deemed the "Landlord." Tenant shall be bound to any succeeding party Landlord for all the terms, covenants, and conditions hereof, and shall execute any attornment agreement not in conflict herewith at the request of any such succeeding party Landlord.

36.      TIME OF ESSENCE
         ----------------

         Time is of the essence of this Agreement.

37.      NO IMPLIED WAIVER
         -----------------

         The failure of Landlord to insist at any time upon the strict performance of any covenant or agreement herein, or to exercise any option, right power, or remedy contained in this Lease, shall not be construed as a waiver of or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rental, additional rental, or any other sum herein provided to be paid by Tenant shall be deemed to be other than on account of the earliest such payment due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Base Rental, additional rental, or any other sum herein provided to be paid by Tenant be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlords right to recover the balance of such Base Rental, additional rental, or any other sum herein provided to be paid by Tenant, or pursue any other remedy provided for in this Lease.

38.      RULES AND REGULATIONS
         ---------------------

         Tenant and Tenant's agents, employees, and invitees shall fully comply with all requirements of the Rules and Regulations (as changed from time to time as hereinafter provided) which are attached hereto as Exhibit "D" and made a part hereof. Landlord shall at all times have the right to change such Rules and Regulations or to promulgate other Rules and Regulations in such reasonable manner as Landlord, in its sole discretion, may deem advisable; provided, however, that such changes shall not become effective and a part of this Lease until a copy thereof shall have been delivered to Tenant. Tenant shall further be responsible for compliance with such Rules and Regulations by the employees, servants, agents, visitors, and invitees of Tenant.

39.      COMMISSION
         ----------

         (a) Landlord agrees to pay Resource Real Estate Partners, LLC, as compensation for services rendered in procuring this Lease, as further provided in that certain Exclusive Leasing Listing Agreement, dated November 1, 2001, by and between Southeast Office Partners, LLC, 26 and Resource Real Estate Partners, LLC. Resource Real Estate Partners agrees to pay CTR Partners as compensation for services rendered in procuring this Lease, as set forth in the Co-Brokerage Agreement between them.

40.      RELOCATION
         ----------

         (a) In order to facilitate Landlord's leasing program for the Project, Landlord shall be entitled at any time prior to Tenant's occupancy of the Premises to cause Tenant to relocate from the Premises to comparable space within Bailey Park At Barrett (hereinafter called "Center"). Any such relocation shall be entirely at the expense of Landlord or the third-party tenant replacing Tenant in the Premises. Such a relocation shall not terminate or otherwise affect or modify this Lease, except that from and after the date of such relocation, "Premises" shall refer to the relocation space into which Tenant has been moved, rather than the original Premises as herein defined.

         (b) At any time after Tenant's occupancy of the Premises, Landlord reserves the right to relocate Tenant in substitute premises of equivalent square footage and approximate configuration within the Center upon sixty (60) days written notice to the Tenant. If this right is exercised, Landlord shall, at its own expense, provide Tenant with paint, wallcovering, and carpeting at the new location, comparable to those in the original location, and shall at Landlord's expense, move Tenant' s office furnishings to the new location. If the then-current base rental rate at the new location is less than at the original location, Tenant's Base Rental shall be reduced accordingly, but if the then-current base rental rate at the new location is higher than at the original location, Tenant's Base Rental shall not be increased for the remainder of the Lease Term. If Landlord requests relocation of Tenant in accordance with the provisions of this Subparagraph 40(b) and Tenant gives written notice to Landlord of its objection thereto within twenty (20) days after receipt of the notice from Landlord, Landlord may, by written notice to Tenant within twenty (20) days after notice of Tenant's objection, withdraw the request for relocation. If the request is not withdrawn within said twenty (20) day period, Tenant shall have the option of terminating this Lease by written notice to Landlord within thirty (30) days after expiration of said twenty (20) day period.

41.      JOINT AND SEVERAL LIABILITY
         ---------------------------

         If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

42.      EFFECT OF DELIVERY OF THIS LEASE
         --------------------------------

         Landlord has delivered a copy of this Lease to Tenant for Tenant's review only, and the delivery hereof does not constitute an offer to Tenant or option to lease to Tenant. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.

43.      RECORDATION
         -----------

         Tenant agrees not to record this Lease, or any memorandum hereof. In the event Landlord's mortgagee may so require, Tenant agrees to execute a short form of this Lease for recording.

44.      ENTIRE AGREEMENT
         ----------------

         This Lease contains the entire agreement of the parties hereto, and no representations, inducements, promises, or agreements, oral or otherwise, between the parties not embodied herein, shall be of any force or effect. If any term or provision of this Lease shall be invalid or unenforceable, the remaining terms and provisions hereof shall not be affected thereby. If the application of any term or provision of this Lease to any person or circumstance shall to any extent be invalid or unenforceable, such term or provision shall remain applicable as to those persons or circumstances to which it shall be valid and enforceable. Each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

45.      DISCLOSURES REGARDING AGENCY
         ----------------------------

         Tenant represents and warrants to Landlord that, except with respect to CTR Partners (hereinafter referred to as "Co-Broker"), no agent, broker, or other person or entity has represented Tenant in the negotiations for procurement of this Lease and that no commissions or compensation of any kind are due and payable in connection herewith to any other agent, broker, or other person or entity. Tenant agrees to indemnity, defend, and hold Landlord harmless from any and all claims, suits, or judgments (including, but not limited to, reasonable attorneys' fees and court costs incurred in the enforcement of this indemnity or otherwise) for any commissions or compensation of any kind which arise out of or are in any way connected with any claimed agency relationship with Tenant (except for any agent or broker identified herein). Agent is the agent of Landlord in connection with this transaction and will be paid its commission by Landlord. Agent is not the agent of Tenant. If a Co-Broker is named above, Landlord and Tenant acknowledge, consent, and agree as follows: (i) although Co-Broker is the agent of Tenant in connection with this transaction, Co-Broker will be paid its commission by Landlord's Agent pursuant to a separate agreement between Landlord's Agent and the Co-Broker; (ii) Co-Broker is not the agent of Landlord; and (iii) the fact that Landlord's Agent is paying such commission to Co-Broker does not constitute Co-Broker as an agent of Landlord, nor does such fact constitute Co-Broker as a dual agent for both Landlord and Tenant.

46.      HAZARDOUS SUBSTANCES
         --------------------

         (a) Tenant hereby covenants that Tenant shall not cause or permit any "Hazardous Substances" (as hereinafter defined) to be placed, held, located, or disposed of in, on, or at the Premises or any part thereof, and neither the Premises nor any part thereof shall ever be used as a dump site or storage site (whether permanent or temporary) for any Hazardous Substances during the term of this Lease.

         (b) Tenant hereby agrees to indemnify and defend Landlord and hold Landlord harmless from and against any and all losses, liabilities (including strict liability), damages, injuries, expenses (including reasonable attorneys' fees), costs of any settlement or judgment, and claims of any and every kind whatsoever paid, incurred, suffered by, or asserted against Landlord by any person, entity, or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging, or release from the Premises of any Hazardous Substances (including, without limitation, any losses, liabilities, including strict liability, damages, injuries, expenses, including reasonable attorneys' fees, costs of any settlement or judgment or claims asserted or arising under the Comprehensive Environmental Response, Compensation, and Liability Act, any so-called federal, state, or local "Superfund" or "Superlien" laws, or other statute, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability, including strict liability, or standards of conduct concerning any Hazardous Substances); provided, however, that the foregoing indemnity is limited to matters arising directly or indirectly from Tenant's violation of the covenant contained in Subparagraph a. above.

         (c) For purposes of this Lease, "Hazardous Substances" shall mean and include those elements or compounds which are contained in the list of hazardous substances adopted by the United States Environmental Protection Agency (EPA) or the list of toxic pollutants designated by Congress or the EPA or which are defined as hazardous, toxic, pollutant, infectious, or radioactive by any other federal, state, or local statute, law, ordinance, code, rule, regulation, order, or decree regulating, relating to, or imposing liability or standards of conduct concerning, any hazardous, toxic or dangerous waste, substance, or material, as now or at any time hereafter in effect.

         (d) Landlord shall have the right but not the obligation, and without limitation of Landlord's rights under this Lease, to enter onto the Premises or to take such other actions as it deems necessary or advisable to cleanup, remove, resolve, or minimize the impact of, or otherwise deal with, any Hazardous Substances following receipt of any notice from any person or entity (including, without limitation, the EPA) asserting the existence of any Hazardous Substances in, or at the Premises, or any part thereof which, if true, could result in an order, suit or other action against Tenant and/or Landlord. All reasonable costs and expenses incurred by Landlord in the exercise of any such rights, which costs and expenses result from Tenant's violation of the covenant contained in Subparagraph a. above, shall be deemed additional rental under this Lease and shall be payable by Tenant upon demand.

         (e) The provisions of this Paragraph shall survive the expiration of this Lease and any termination or other enforcement of Landlord's remedies under this Lease.

47.      SPECIAL STIPULATIONS
         --------------------


         The Special Stipulations, if any, shall hereby be incorporated herein and made a part hereof as Exhibit "E", and in the event they conflict with any of the foregoing provisions, the Special Stipulations shall control.

IN WITNESS WHEREOF, the parties herein have hereunto set their hands and seals, in triplicate, the day and year first above written.



Signed, sealed, and delivered          *TENANT: Cryomedical Sciences, Inc., a Delaware
in the presence of:                             Corporation


                                       By: /s/ J. A. Grueling            (SEAL)
Witness                                   -------------------------------
                                       Name: J. A. Grueling
[illegible]                                 -----------------------------------
                                       Title: President and CEO
                                             ----------------------------------


Signed, sealed, and delivered          BROKER: Resource Real Estate Partners, L.L.C.
in the presence of:
                                       By: /s/ Clint Glover              (SEAL)
[illegible]                                   -------------------------------

Witness
                                       Name: Clint Glover
                                            -----------------------------------
                                                      Authorized Agent

Signed, sealed, and delivered          LANDLORD: Southeast Office Partners, L.L.C., 26
in the presence of:
                                       By:       Bailey Office Partners, L.L.C.,
Victoria Steele                                  Its Manager
                                       By: /s/ [illegible]               (SEAL)
Witness                                   -------------------------------
                                       Its:   Manager
                                          ------------------------------------


* NOTE:

      1. If Tenant is a corporation, an authorized corporate officer of Tenant must execute this Lease in his or her appropriate capacity, and another authorized Corporate officer must attest in the space marked "Witness" and affix the corporate seal.

      2. If Tenant is a limited partnership, this Lease must be executed by all general partners. If the general partner is a corporation, please follow the instruction in No. 1 above.

      3. If Tenant is a general partnership, all general partners of Tenant must execute this Lease.

      4. If Tenant is a sole proprietorship or individual, this Lease must be executed by such sole proprietor or individual, and two (2) witnesses must also sign.

      5. When executed, please return four (4) executed originals of this Lease to the Landlord for execution. The Landlord will then return one (1) fully-executed original to the Tenant.

                                   EXHIBIT "A"

                             (OUTLINE OF PREMISES)



                             BAILEY PARK AT BARRETT
                                  BUILDING 200
                                    SUITE 270
                                   3,480 S.F.

                                   Exhibit "B"
                                   -----------

                               Intentionally Blank

                                   EXMBIT "C"

                           TENANT ACCEPTANCE AGREEMENT
                           ---------------------------

Agreement made this __ day of _______________20__, between SOUTHEAST OFFICE PARTNERS, L.L.C., 26 (hereinafter referred to as "Landlord") and CRYOMEDICAL SCIENCES, INC., a Delaware Corporation (hereinafter referred to as "Tenant").

WHEREAS, Landlord and Tenant entered into a lease dated November __, 2001 (hereinafter referred to as the "Lease") for Suite 270 containing approximately 340 square feet in the Project known as Bailey Park At Barrett, Building 200, Suite 270, 1000 Cobb Place Boulevard, Kennesaw, Georgia 30144 (hereinafter referred to as the "Premises").

NOW THEREFORE, pursuant to the provisions of Paragraph 6(e) of the Lease, Landlord and Tenant mutually agree as follows:

     1. The Commencement Date of the Lease Term is December 1, 2001. The Lease Term shall end on November 30,2001.

     2. Tenant is in possession of, and has accepted, the Premises demised by the Lease, and acknowledges that all the work to be performed by the Landlord in the Premises as required by the terms of the Lease has been satisfactorily completed except for any punch list items described in Schedule "A" attached hereto. Tenant further certifies that all conditions of the Lease required of Landlord as of this date have been fulfilled and there are no defenses or setoffs; against the enforcement of the Lease by Landlord.

IN WITNESS WHEREOF, the Parties hereto have signed and sealed this Agreement, the ___ of ___________________, 20__.


Signed, sealed, and delivered              TENANT: CRYOMEDICAL SCIENCES, INC., a
in the presence of:                                  Delaware Corporation.

                                           By:                           (SEAL)
                                              ---------------------------
Witness
                                           Name:
                                                -------------------------------

                                           Title:
                                                 ------------------------------

                                           By:                           (SEAL)
                                              ---------------------------
Witness
                                           Name:
                                                -------------------------------

                                           Title:
                                                 ------------------------------

Signed, sealed, and delivered              LANDLORD: SOUTHEAST OFFICE PARTNERS,
in the presence of:                                  L.L.C., 26

                                           By:   Bailey Office Partners, L.L.C.,
                                                 Its Manager


Witness                                    By:
                                              ---------------------------------

                                           Its:
                                               ---------------------------------

                                  EXHIBIT "D"

                             RULES AND REGULATIONS
                             ---------------------



1. Tenant shall have the nonexclusive right to park in common with Landlord, other occupants of the Building, their guests, and invitees in areas designated by Landlord. Tenant shall not overburden the parking facilities, and agrees to cooperate with Landlord and others in the use of the same. Landlord reserves the right, in its sole discretion, to allocate parking spaces among Bailey Park At Barrett occupants. Only vehicles which reasonably fit within the lined spaces may use the parking facilities, which may not be used for the continuous parking of any vehicle or trailer, regardless of size. No parking is allowed in roadways, driveways, fire lanes, service areas, walkways, building entrances, or any other area not designated for parking. Any trucks serving the Premises shall be parked directly in the rear of the Premises, and shall not interfere with other occupants' access to other premises, parking, or other common areas. Landlord shall not be responsible for any illegally-parked vehicle that Landlord shall have towed.

2. Landlord will provide at Tenant's expense identification signage for the Premises, such signage to be coordinated throughout Bailey Park At Barrett for uniformity and attractiveness. No sign, tag, label, picture, advertisement, or notice shall be displayed, distributed, inscribed, painted, or affixed on any part of the Premises visible from outside of the Building or the Premises without the prior-written consent of Landlord.

3. Landlord will, without charge, furnish Tenant with two keys for each lock on the entrance doors to the Premises when Tenant assumes possession, with the understanding that these keys shall be returned at the termination of the Lease. Landlord will not permit entrance to Tenant's Premises by use of a pass key to any person at any time without permission of Tenant, except employees, contractors, or service personnel directly supervised by Landlord.

4. Tenant will refer all contractors, contractors' representatives, and installation technicians rendering any service on or to the Premises to Landlord for approval and supervision before performing any contractual service. This provision shall apply to all work in the Building, including installation of telephones, telegraph equipment, security systems, electrical devices and attachments, and installations of any nature affecting floors, walls, woodwork, trim, doors, windows, ceilings, equipment, or other physical portion of the Premises or Building.

5. Tenant shall not place, install, or operate on the Premises or in any part of the Building any machine, equipment, or stove, or conduct mechanical operations, or place or use in or about the Premises any explosive, flammable, caustic, noxious, or hazardous material without the prior-written consent of Landlord.

6. No Tenant shall do or permit to be done within or about the Premises or Building anything which would annoy, disturb, or interfere with the rights of other Bailey Park At Barrett occupants.

7. There shall be no outside storage of goods, supplies, equipment, or any other material. All storage must be within the Premises, and, along with any other non-official use area, be kept at all times from view from outside of the Premises through doors, service doors, windows, or otherwise.

8. Exterior windows shall at all times be kept whole, clean, and lined with blinds provided by Landlord.

9. No Tenant shall at any time occupy any part of the Premises or Building as sleeping or lodging quarters.

10. No bicycles, boats, vehicles of any description (except for automobiles or small trucks through rear service doors for the purpose of and during loading or unloading), or animals shall be brought into the Premises or Building.

11. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed. No person shall waste water by interfering with the faucets or by other means.

12. Each Tenant agrees to keep the areas immediately in front, behind, and beside the Premises clean and free of all trash and debris.

13. Tenant shall not canvass or conduct surveys with or among Bailey Park At Barrett occupants without the prior-written consent of Landlord, and shall cooperate to prevent the same.

14. Tenant shall not paint or otherwise change the appearance of Premises' doors, door frames, windows, window frames, or hardware.

is. Tenant shall not use the name "Bailey Park At Barrett" in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

16. Landlord shall not be responsible to any occupant for the nonobservance or violation of any of these "Rules and Regulations" by any other occupant. Landlord shall have the right from time to time to modify, add to, or delete from the "Rules and Regulations" at Landlord's sole discretion. Any additional "Rules and Regulations" shall be binding upon the parties hereto as if they had been present herein at the time of execution of this Lease.

                                 EXHIBIT "E"

                              SPECIAL STIPULATIONS
                              --------------------


1. Tenant shall have the right to extend the lease term for 12 months by providing at least 3 months written notice. The renewal base rate shall be $11.00 psf.

2. Landlord will provide Tenant an improvement allowance of $3,000 upon execution of the lease.

3.   Landlord shall replace the missing base cove in the Premises.

4. Landlord shall be responsible for replacement costs to HVAC compressors during the first year of the lease.